MML SERIES INVESTMENT FUND II

Supplement dated August 17, 2015 to the

Statement of Additional Information dated July 27, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective immediately, the following information replaces similar information found on page B-43 under the heading Non-Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds:

(1)	except with respect to MML Asset Momentum, to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8064-15-01